Exhibit 10.56

                     AMENDED AND RESTATED CONSENT AGREEMENT

         This Amended and Restated Consent Agreement ("Consent Agreement"), dated as of February 9, 2005, is entered into by and among those stockholders of Mobile Satellite Ventures GP Inc., a Delaware corporation ("General Partner") and General Partner of Mobile Satellite Ventures LP, a Delaware limited partnership, listed on the signature pages hereto (collectively, the "Telcom/Columbia/Spectrum Parties").

                                    RECITALS

         WHEREAS, each of the Telcom/Columbia/Spectrum Parties are party to that certain Voting Agreement by and among the stockholders of General Partner, dated November 12, 2004, as amended and in effect from time to time (the "Voting Agreement").

         WHEREAS, each of the Telcom/Columbia/Spectrum Parties are party to that certain Amended and Restated Stockholders Agreement by and among the stockholders of General Partner, dated November 12, 2004, as amended and in effect from time to time (the "Stockholders' Agreement ").

         WHEREAS, each of the Telcom/Columbia/Spectrum Parties are members of the Telcom/Columbia/Spectrum Group.

         WHEREAS, immediately after execution of this Consent Agreement, Telcom Satellite Ventures, Inc. and Telcom Satellite Ventures II, Inc. will merge with and into MVH Holding Inc., a Delaware corporation and wholly owned subsidiary of Motient Corporation, and immediately thereafter MVH Holding Inc. will contribute the assets of Telcom Satellite Ventures, Inc. and Telcom Satellite Ventures II, Inc. to Motient Venture Holdings Inc. ("MVH"), a Delaware corporation and wholly owned subsidiary of MVH Holding Inc. (the "Telcom/MVH Merger").

         WHEREAS, pursuant to Section 2.04(a) of the Voting Agreement, the Telcom/Columbia/Spectrum Parties must provide the other Stockholders with a written instrument signed by the Telcom/Columbia/Spectrum Parties stating the method by which the Telcom/Columbia/Spectrum Group will express its binding vote to the other Stockholders in respect of matters that are to be voted on by the Stockholders pursuant to the Voting Agreement.

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings given such terms in the Voting Agreement.

         NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Telcom/Columbia/Spectrum Parties hereby agree as follows:


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

         1. Definitions.

         "Columbia Blocker Corps." shall mean (i) Columbia Space (QP), Inc.,
(ii) Columbia Space (AI), Inc., and (iii) Columbia Space Partners, Inc.

         "Columbia Funds" shall mean (i) Columbia Capital Equity Partners III
(QP), L.P., (ii) Columbia Capital Equity Partners III (AI), L.P., (iii) Columbia Capital Equity Partners III (Cayman), L.P., (iv) Columbia Capital Investors III, LLC, (v) Columbia Capital Employee Investors III, LLC and/or (vi) any affiliated fund of the foregoing.

         "Effective Time" shall mean the effective time of the Telcom/MVH
Merger.

         "Spectrum Blocker Corps." shall mean (i) Spectrum Space Equity Investors IV, Inc., (ii) Spectrum Space IV Parallel, Inc., and (iii) Spectrum Space IV Managers, Inc.

         "Spectrum Funds" shall mean (i) Spectrum Equity Investors IV, L.P.,
(ii) Spectrum Equity Investors Parallel IV, L.P., (iii) Spectrum IV Investment Managers Fund, L.P and/or (iv) any affiliated fund of the foregoing.

         "Telcom Blocker Corps." shall mean (i) Telcom Satellite Ventures Inc., and (ii) Telcom Satellite Ventures II Inc. prior to the Effective Time and MVH after the Effective Time.

         "Telcom/Columbia/Spectrum Shares" shall mean any Shares held by the Columbia Blocker Corps., Spectrum Blocker Corps. and/or Telcom Blocker Corps immediately prior to the Effective Time.

         "Telcom/Columbia/Spectrum Units" shall mean any Units held by the Columbia Blocker Corps., Spectrum Blocker Corps. and/or Telcom Blocker Corps immediately prior to the Effective Time.

         "Transfer" shall means any transfer, sale, gift, exchange, assignment, merger, recapitalization, pledge, hypothecation or other disposition of direct or indirect ownership or voting control of any Telcom/Columbia/Spectrum Shares and any Telcom/Columbia/Spectrum Units.

         "Transferee" shall mean any holder of Telcom/Columbia/Spectrum Shares and Telcom/Columbia/Spectrum Units received pursuant to a Transfer.

         2. Consent.

         A. From and after the Effective Time and until such time as the Columbia Funds no longer own, directly or indirectly, at least 25% of the Shares and Units owned by the Columbia Blocker Corps. immediately prior to the Effective Time, the vote or written consent of the Shares or Units owned by the Columbia Blocker Corps., exclusive of the vote of any Shares or Units owned by the Spectrum Blocker Corps, and Telecom Blocker Corps. as of the time of such


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

vote or written consent shall bind the Telcom/Columbia/Spectrum Group with respect to matters to be voted on or consented to pursuant to Sections 2.01, 2.02, 3.01, or 3.02 of the Voting Agreement. Promptly following the execution of this Consent Agreement, the stockholders of each of the Columbia Blocker Corps., the Spectrum Blocker Corps. and the Telcom Blocker Corps. (and MVH as successor pursuant to the Telcom/MVH Merger), will deliver to the other Stockholders of General Partner the notice attached hereto as Exhibit A advising the other Stockholders of General Partner of the parties forgoing agreement with respect to the voting of the Telcom/Columbia/Spectrum Shares and the Telcom/Columbia Spectrum Shares and Units. The notice delivered pursuant to this Section 2A shall remain in effect until such time as the parties are required by Section 2B to give the notice required thereby.

         B. From and after such time as the Columbia Funds no longer own, directly or indirectly, at least 25% of the Shares and Units owned by the Columbia Blocker Corps. immediately prior to the Effective Time, the vote or written consent of the holders of a majority of the Telcom/Columbia/Spectrum Shares or Telcom/Columbia/Spectrum Units, as the case may be, as of the time of such vote or written consent shall bind the Telcom/Columbia/Spectrum Group with respect to matters to be voted on or consented to pursuant to Sections 2.01, 2.02, 3.01, or 3.02 of the Voting Agreement. Promptly following the effective time after which the Columbia Funds no longer own, directly or indirectly, at least 25% of the shares and Units owned by the Columbia Blocker Corps., the stockholders of each of the Columbia Blocker Corps., the Spectrum Blocker Corps. and the Telcom Blocker Corps. (or MVH as successor pursuant to the Telcom/MVH merger) will deliver to the other Stockholders of General Partner the notice attached hereto as Exhibit B advising the other Stockholders of General Partner that from and after such date the parties agreement with respect to the voting of the Telcom/Columbia/Spectrum Units and the Telcom/Columbia Spectrum Shares and Units.

         C The Telcom/Columbia/Spectrum Group will not vote or execute a written consent for a waiver of the 49% limitation in Section 8.6 of the Stockholders' Agreement or Section 2.01(c) of the Voting Agreement with respect to the acquisition by any stockholder of General Partner or limited partner of MSV (including any Affiliates (as defined in the MSV LP Agreement (as defined in the Stockholders' Agreement) of such stockholders or limited partners) other than MVH of more than 49% of (a) the outstanding Stock (as defined in the Stockholders' Agreement ) or (b) the outstanding Units (including in each case any Stock or Units attributable to unexercised options or warrants or other similar securities owned by such stockholder or limited partner or their affiliates), unless such limitation is also waived for MVH or otherwise does not apply to MVH in connection with the same transaction (including application with regard to rights of first refusal pursuant to the Stockholders Agreement). If the Telcom/Columbia/Spectrum Group votes to waive the 49% limitation (in accordance with this Section 2C) with respect to (i) a limited partner of MSV or stockholder of General Partner other than MVH and (ii) MVH, then MVH (and any other Affiliate of MVH that owns Shares or Units, as well as any subsequent owner of Shares or Units owned by the Motient Group (as defined in the Voting Agreement)) will vote to waive the 49% limitation (in accordance with this
Section 2C) with respect to such other limited partner of MSV or stockholder of General Partner.

         D. The parties that shall bind the Telcom/Columbia/Spectrum Group with respect to matters to be voted on or consented to pursuant to Sections 2.01, 2.02, 3.01, or 3.02 of the Voting Agreement shall be referred to herein as the "Binding Parties".

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

         3. Transfers to Transferees.

         A. Except as set forth in Section 2B or 6B (if applicable), no Transferee shall have any voting power or consent rights under this Consent Agreement or the Voting Agreement with respect to any Telcom/Columbia/Spectrum Shares and Telcom/Columbia/Spectrum Units Transferred to such Transferee.

         B. Prior to or simultaneously with any Transfer, (i) the Transferee(s) shall execute a written agreement or instrument accepting, with respect to the Telcom/Columbia/Spectrum Shares and Telcom/Columbia/Spectrum Units so Transferred, all of the terms, conditions and provisions set forth in this Consent Agreement and agreeing to be bound thereby and (ii) the transferor(s) shall deliver a written instrument signed by the transferor(s) and the Transferee(s) to each other Stockholder, stating that the transferor(s) and the Transferee(s) agree to be so bound by this Consent Agreement.

         4. Circumvention. The parties intend the provisions of this Consent Agreement to be construed broadly so as to deprive all Transferees, other than as set forth in Section 2B or 6B (if applicable), any consenting or voting rights under or pursuant to the Voting Agreement with respect to Telcom/Columbia/Spectrum Shares and Telcom/Columbia/Spectrum Units Transferred. Each party agrees that it will not circumvent the intent of this Consent Agreement and the provisions hereunder.

         5. Equity Interests in TerreStar Networks Inc. As of the Effective Time, the Columbia Blocker Corps., Spectrum Blocker Corps., and Telcom Blocker Corps. hold rights (the "Rights Certificates") to receive shares of common stock ("Common Stock") of TerreStar Networks Inc. ("TerreStar"). As a holder of such Rights Certificates, the Columbia Blocker Corps., Spectrum Blocker Corps., and Telcom Blocker Corps. are parties to that certain TerreStar Securityholders' Agreement dated as of December 20, 2004, the Columbia Blocker Corps., Spectrum Blocker Corps., and Telcom Blocker Corps. are parties to that certain TerreStar Voting Agreement dated as of December 20, 2004 (the "TerreStar Voting Agreement") and the stockholders of the Columbia Blocker Corps., Spectrum Blocker Corps., and Telcom Blocker Corps. are parties to that certain TerreStar Parent Transfer/Drag Along Agreement dated as of December 20, 2004. The parties agree that the Rights Certificates, any shares of Common Stock issued upon conversion of the Rights Certificates and any other equity securities of TerreStar held by the Columbia Blocker Corps., Spectrum Blocker Corps., and Telcom Blocker Corps., shall be subject to the provisions of Section 2, Section 3, and Section 4 of this Agreement (the provisions of which are hereby incorporated by reference, mutatis, mutandis into this Section 5) as if such Rights Certificates, Common Stock, or other equity securities in TerreStar, as applicable, were Shares or Units. In the case of the TerreStar Voting Agreement, the notices contemplated by Section 2A and 2B, which are attached as Exhibits C or D, shall be delivered to the Holders (as defined in the TerreStar Voting Agreement).

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

         6. Miscellaneous.

         A. Term. This Consent Agreement, and the obligations of the parties hereunder, shall survive and remain in effect so long as the Voting Agreement survives and remains in effect.

         B. Amendments. This Consent Agreement, and the rights and obligations of the parties hereto may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the Binding Parties; provided, however, that if any waiver or amendment would materially and adversely affect the rights of one or more parties in a way that is different from its effect on the other parties, such waiver or amendment shall not be effective as to any such adversely affected party unless consented to by such adversely affected party. Each party to this Consent Agreement shall be bound by any amendment or waiver effected properly and in accordance with this Section, whether or not such party has consented to such amendment or waiver.

         C. Governing Law. This Consent Agreement shall be governed in all respects by the law of the State of New York as such law is applied to agreements between New York residence entered into and performed entirely in the State of New York, without regard to the conflict of laws provisions hereof.

         D. Successors and Assigns. The provisions hereof shall be binding upon the Transferees, successors, assigns, heirs, executors and administrators of the parties hereto. Except as set forth in Section 2B or 6B (if applicable), Transferees shall not have any voting power or consent rights under this Consent Agreement.

         E. Severability. In case any provisions of this Consent Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; provided, that no such severability shall be effective if it materially and adversely affects the economic benefit of this Consent Agreement to any party hereto.

         F. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to each party at the address previously provided by such party.

         G. Equitable Relief. Each party agrees that if it fails to perform its obligations under this Consent Agreement for any reason whatsoever, the other parties hereto shall be entitled to specific performance and injunctive or other equitable relief, and each Stockholder hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any injunctive or other equitable relief. This provision is without prejudice to any other rights that the other parties to this Consent Agreement may have against any other party for any failure to perform its obligations under this Consent Agreement.

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

         H. Further Assurances. Each party shall at any time and from time to time promptly execute and deliver to the other parties such further instruments, consents and other documents and take such further action as such other parties may reasonably require in order to carry out the full intent and purpose of this Consent Agreement.

         I. Interpretation. The titles of the sections and subsections of this Consent Agreement are for convenience of reference only and are not to be considered in construing this Consent Agreement. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

         J. Counterparts. This Consent Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Consent Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Consent Agreement.

         K. Entire Agreement. This Consent Agreement, the Voting Agreement and any other documents delivered to all parties pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersede any and all prior and contemporaneous agreements or understandings, whether expressed or implied, written or oral, between the parties with respect hereto and thereto. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.


                            [Signature Pages Follow]



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


IN WITNESS WHEREOF, the parties hereto have duly executed this Consent Agreement as of the date first above written.


                                 TELCOM SATELLITE VENTURES II, INC.


                                 By:      /s/ Rajendra Singh
                                          ---------------------------------
                                          Name:    Rajendra Singh
                                          Title:   President


                                 TELCOM SATELLITE VENTURES INC.


                                 By:      /s/ Rajendra Singh
                                          ---------------------------------
                                          Name:    Rajendra Singh
                                          Title:   President


                                 SPECTRUM SPACE EQUITY INVESTORS IV, INC.


                                 By:      /s/ Kevin J. Maroni
                                          ---------------------------------
                                          Name:    Kevin J. Maroni
                                          Title:   President


                                 SPECTRUM SPACE IV PARALLEL, INC.


                                 By:      /s/ Kevin J. Maroni
                                          ---------------------------------
                                          Name:    Kevin J. Maroni
                                          Title:   President


                                 SPECTRUM SPACE IV MANAGERS, INC.


                                 By:      /s/ Kevin J. Maroni
                                          ---------------------------------
                                          Name:    Kevin J. Maroni
                                          Title:   President



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

                                 COLUMBIA SPACE (QP), INC.


                                 By:      /s/ Donald A. Doering
                                          ---------------------------------
                                          Name:    Donald A. Doering
                                          Title:   Treasurer


                                 COLUMBIA SPACE (AI), INC.


                                 By:      /s/ Donald A. Doering
                                          ---------------------------------
                                          Name:    Donald A. Doering
                                          Title:   Treasurer


                                 COLUMBIA SPACE PARTNERS, INC.


                                 By:      /s/ Donald A. Doering
                                          ---------------------------------
                                          Name:    Donald A. Doering
                                          Title:   Treasurer






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


As a Transferee, the undersigned each agree to be bound all of the terms, conditions and provisions set forth in this Consent Agreement with respect to the Telcom/Columbia/Spectrum Shares and Telcom/Columbia/Spectrum Units so Transferred.

                              MOTIENT VENTURE HOLDING INC.


                              By:      /s/ Christopher Downie
                                       ---------------------------------
                                       Name: Christopher Downie
                                       Title: Executive Vice President and Chief
                                       Operating Officer


                              MVH HOLDINGS INC.


                              By:      /s/ Christopher Downie
                                          ---------------------------------
                                       Name: Christopher Downie
                                       Title: Executive Vice President and Chief
                                       Operating Officer




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